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                              Exhibit 32

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906
                    OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Vulcan International Corporation (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Benjamin Gettler, Chairman of the Board and Chief Executive Officer of the Company and Vernon E. Bachman, Vice President and Secretary-Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Benjamin Gettler                               /s/ Vernon E. Bachman
--------------------------------                   ---------------------------
Benjamin Gettler                                   Vernon E. Bachman
Chairman of the Board and                          Vice President and
Chief Executive Officer                            Secretary-Treasurer
November 12, 2003                                  November 12, 2003